[PHOTO]


VANGUARD
CALIFORNIA
TAX-FREE FUND
ANNUAL REPORT
NOVEMBER 30, 1996

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

    At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

    VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

     THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John
C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

    THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS.
In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

     WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                    CONTENTS

                                  A Message To
                                Our Shareholders
                                       1

                                  The Markets
                                 In Perspective
                                       4

                                  Report From
                                  The Adviser
                                       6

                                   Portfolio
                                    Profiles
                                       8

                                  Performance
                                   Summaries
                                       12

                                   Financial
                                   Statements
                                       15

                                   Report Of
                                  Independent
                                  Accountants
                                       34

                                  Trustees And
                                    Officers

                              INSIDE BACK COVER

[PHOTO]
John C. Bogle

[PHOTO]
John J. Brennan



DEAR SHAREHOLDER,

          The 1996 fiscal year for Vanguard California Tax-Free Fund, which ended on November 30, proved notable for one important reason: Relative stability returned to the municipal bond market for the first time in the past four years.

     Interest rates fluctuated in a fairly narrow range during the year--responding to marked shifts in investor sentiment about the strength of the U.S. economy and the specter of inflation--but on balance the yield on long-term U.S. Treasury bonds increased only slightly and the yield available on long-term tax-exempt bonds was essentially unchanged. In this calmer environment, the returns of our Money Market, Insured Intermediate-Term, and Insured Long-Term Portfolios exceeded the results of their competitive fund groups. The table at right presents each Portfolio's twelve-month return as well as its income and capital components.


-----------------------------------------------------------------
                                       INVESTMENT RETURNS
                              FISCAL YEAR ENDED NOVEMBER 30, 1996
                              -----------------------------------
PORTFOLIO                       INCOME      CAPITAL        TOTAL
-----------------------------------------------------------------
Insured Long-Term                +5.6%        +1.3%        +6.9%
Insured Intermediate-Term        +5.1         +1.3         +6.4
Money Market                     +3.3          0.0         +3.3
-----------------------------------------------------------------

     The total return (capital change plus reinvested dividends) of the Insured Long-Term Portfolio is based on a change in net asset value from $11.27 per share on November 30, 1995, to $11.42 per share on November 30, 1996, adjusted for dividends totaling $0.598 per share from net investment income. The Insured Intermediate-Term Portfolio's return is based on a change in net asset value from $10.44 per share on November 30, 1995, to $10.58 per share on November 30, 1996, adjusted for dividends totaling $0.508 per share from net investment income. As expected--but is by no means guaranteed--the Money Market Portfolio's net asset value remained at $1.00 per share. The Portfolio's yield at the end of the fiscal year stood at 3.4%, down from 3.6% a year earlier.

FISCAL 1996 PERFORMANCE OVERVIEW

In the taxable bond market, yields experienced some interim variability, but ended the period just a bit higher than their beginning levels. Yields on municipal bonds remained unchanged on balance at 5.7%, as investor concerns about the prospect of a "flat tax" all but disappeared.

     This environment of relative stability contrasted starkly with the three previous years. During 1993, interest rates tumbled and bond prices surged, only to reverse themselves in the rapidly rising interest-rate environment of 1994. But in 1995, a remarkable about-face in the course of interest rates sent bond prices soaring once again. The lesson is clear: While bond (and bond fund) prices can fluctuate sharply over short periods, these price swings tend to be offsetting over longer periods.

     During fiscal 1996, when most municipal bond funds essentially earned their coupons, the +6.9% annual total return for the California Insured Long-Term Portfolio was nicely ahead of the +5.3% annual return for the average California insured municipal bond fund and the +5.9% return of the Lehman Municipal Bond Index. This national Index is a tough standard for all state tax-free funds, existing, as it does, only on paper, outside the "real world" in which operating expenses and transaction costs are very much in evidence. The +6.4% return for the California Insured Intermediate-Term Portfolio easily bested both the +5.0% return for the average California intermediate-term municipal bond fund and the +5.2% return of the Lehman 7-Year Municipal Bond Index. Our Money Market Portfolio returned +3.3%, compared with the +2.9% return for the average California tax-exempt money market fund.

     The table below presents a general comparison of the annual income earned on tax-exempt and taxable securities as of November 30, 1996, assuming a $100,000 investment. For California residents, the income earned by our Portfolios is exempt from state, local, and federal income taxes. Given these tax advantages, investors in the California Insured Long-Term Portfolio who are taxed at the highest federal and state marginal tax rates can earn 78% more after-tax income than they could in a comparable long-term taxable bond fund, while investors in our Insured Intermediate-Term Portfolio could earn 57% more after-tax income. For similarly situated investors in our Money Market Portfolio, the after-tax yield premium of MIG-1 notes over U.S. Treasury bills was 44% at the end of the twelve-month period. (Put another way, for a California investor, a yield of 5.7% on a tax-exempt long-term portfolio would be the equivalent of an 11.5% taxable yield; for a tax-exempt short-term yield of 3.6%, the taxable equivalent would be 7.3%.) Our illustration assumes current yields (as of November 30, 1996) of 6.4% for long-term U.S. Treasury bonds, 6.0% for intermediate-term U.S. Treasury bonds, 5.1% for U.S. Treasury bills, 5.7% for long-term municipals, 4.7% for intermediate-term municipals, and 3.6% for short-term municipals.

--------------------------------------------------------------------------
                                     ILLUSTRATION OF INCOME ON A
                                   HYPOTHETICAL $100,000 INVESTMENT
                           -----------------------------------------------
                                            INTERMEDIATE-
                           LONG-TERM            TERM            SHORT-TERM
--------------------------------------------------------------------------

Taxable gross income         $6,400              $6,000            $5,100
Less taxes (50.6%)           (3,200)             (3,000)           (2,600)
Net after-tax income          3,200               3,000             2,500
--------------------------------------------------------------------------
Tax-exempt income            $5,700              $4,700            $3,600
--------------------------------------------------------------------------
Tax-exempt income
   advantage                 $2,500              $1,700            $1,100
--------------------------------------------------------------------------
Percentage advantage            78%                 57%               44%
--------------------------------------------------------------------------

Tax adjustment assumes federal tax rate of 39.6% and the top state tax rate of 11%; local taxes not considered. The illustration is not intended to represent future results.


     Please note that these examples ignore two important quality distinctions between state-specific municipal bond funds and U.S. Treasury bond funds: (1) U.S. Treasury bond funds hold solely Treasury securities, which are backed by the full faith and credit of the U.S. government; and (2) state-specific municipal bond funds incur a significant risk by concentrating assets in securities from a particular economic region.

     For our Insured Long-Term and Insured Intermediate-Term Portfolios, these added risks are substantially mitigated by private insurance, which, in effect, guarantees the full payment of annual income and the return of principal at maturity for the municipal bonds we hold. Portfolio insurance is generally not available for short-term securities; thus, the task of preserving principal in our Money Market Portfolio falls to our investment adviser, Vanguard Fixed Income Group. The Group carefully scrutinizes the credit quality of our holdings and has earned our Portfolio Moody's Investor Service's highest quality rating (or the equivalent) for shorter-term securities. That said, we emphasize that money market fund investments are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.


-------------------------------------------------------------------------------------
                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                   PERIODS ENDED NOVEMBER 30, 1996
                                                   ----------------------------------
                                                               AVERAGE
                                                   VANGUARD  COMPETITIVE    VANGUARD
PORTFOLIO (INCEPTION DATE)                           FUND       FUND       ADVANTAGE
-------------------------------------------------------------------------------------
Insured Long-Term* (4/7/86)                         +7.6%       +7.0%           +0.6%
Insured Intermediate-Term**
   (3/4/94)                                         +7.2        +6.0            +1.2
Money Market** (6/1/87)                             +4.1        +3.7            +0.4
-------------------------------------------------------------------------------------

 * Annualized ten-year return.
** Annualized returns since inception.

LONG-TERM PERFORMANCE OVERVIEW

The table at right compares the longer-term performance of each California Portfolio with that of its mutual fund peer group. It also illustrates the "Vanguard Advantage"--the performance edge our Portfolios provided over their respective competitive standards.

     Our expense ratio advantage over our typical competitor plays a key role in our performance advantage. Our Portfolios maintain expense ratios (expenses as a percentage of average net assets) of 0.19%, compared with the 1.01% charged by the average long-term state tax-free fund and 0.59% for the average money market state tax-free fund. This benefit over our competitors has been available to our shareholders year after year with no sacrifice in credit quality. Vanguard Fixed Income Group also plays a key role in our success, managing the Portfolios ably and maintaining a level of investment quality that is, in our judgment, second to none in the field.

IN SUMMARY

The past four years have illustrated the range of market environments that bond fund investors may enjoy--or be forced to endure. Which of these environments is normal for municipal bonds? The answer is probably: all of the above. In the years ahead, there are sure to be more sharp rises in interest rates, more sustained declines, and more years of relative tranquility. Indeed, this is part and parcel of investing in bond funds. In the long run, however, the rate of interest income--"the coupon"--will be the dominant source of our returns.

     Whatever the year-to-year turbulence of the bond market, Vanguard California Tax-Free Fund will do what it has always done: continue our focus on providing returns that exceed those of competitive norms, even as we maintain the highest standards of credit quality. As part of a long-term investment program that includes stock funds, bond funds, and money market funds, the California Tax-Free Portfolios should prove rewarding to investors.



/s/ JOHN C. BOGLE                               /s/ JOHN J. BRENNAN

Chairman of the Board                           President

December 18, 1996

        The Markets In Perspective: Fiscal Year Ended November 30, 1996


U.S. EQUITY MARKETS

Few investors would have expected the stock market over the past 12 months to come close to matching the 37.0% return of the prior 12. Yet when the past two fiscal years are considered cumulatively, the Standard & Poor's 500 Composite Stock Price Index has risen 75.1%. Not surprisingly, many of the factors that drove the market higher in 1995 were also in place this year. Once again, steady economic growth and low inflation were powerful motivators.

     The equity markets were decidedly "un-equitable," however, when it came to size and sectors. Companies with larger market values, such as those that dominate the S&P 500 Index, prevailed. In fact, even within the Index, it was the largest companies that turned in the best performance. The 50 biggest companies in the S&P 500 Index (which account for roughly half its market value) gained 31.8% in the fiscal year ended November 30, compared with an increase of 27.9% for the entire Index. Looking at the S&P 500 Index's performance by sector, financial stocks were strongest, closing the year with a 41.9% gain. Technology stocks were a close second, gaining 39.3%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a 4.4% return, the lowest within the Index.

     With the largest companies performing so well, it was difficult for smaller issues to keep pace. This was evidenced in the considerable difference between the 27.9% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Small Stock Index. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 77.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -0.4%.

------------------------------------------------------------------------------
                                               AVERAGE ANNUALIZED RETURNS
                                            PERIODS ENDED NOVEMBER 30, 1996
                                          ------------------------------------
                                          1 YEAR       3 YEARS         5 YEARS
------------------------------------------------------------------------------
Equity
   S&P 500 Index                           27.9%         21.0%           18.2%
   Russell 2000 Index                      16.5          14.0            16.8
   MSCI-EAFE Index                         12.1          11.7             9.9
------------------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index              6.1%          6.5%            7.9%
   Lehman 10-Year Municipal
     Bond Index                             5.7           6.2             8.0
   Salomon 90-Day U.S. Treasury Bills       5.3           5.0             4.4
------------------------------------------------------------------------------
Other
   Consumer Price Index                     3.2%          2.8%            2.9%
------------------------------------------------------------------------------

U.S. FIXED-INCOME MARKETS

As the fiscal year ended, the 30-year U.S. Treasury yield of 6.4% was modestly higher than its 6.1% level on November 30, 1995. The relatively small difference in these figures belies the turmoil endured by the fixed-income markets over the past 12 months.

     When the fiscal year began, "Steady as she goes" was the common wisdom. Modest economic growth and benign inflation were expected to continue, giving the Federal Re-serve no reason to move interest rates higher. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to compensate for the perceived risk: The 30-year Treasury yield jumped from just below 6.0% in late December to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. In reality, there was little bite to the bark. Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.2%. And, as the fiscal year entered its final quarter, evidence once again pointed to more "acceptable" levels of growth. That--plus the market's satisfaction with the national election results and prospects for budget action--helped bonds finish the fiscal year with a strong rally.

     The rally enabled the longer-maturity sectors of the market to overcome performance deficits and finish the year with positive returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only twice, lowering the federal funds rate by a total of 0.5%.

     Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots over the past year. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries as there appeared to be little risk of skipped interest payments or bankruptcy against the good earnings backdrop. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgages--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, and demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Concern about U.S. Federal Reserve Board policy appeared to drive global markets as much as it did those in the United States. In aggregate, the markets rose 17.0%, as measured by the Morgan Stanley Capital International-Europe, Australasia, Far East Index. A stronger dollar reduced this return to 12.1% for U.S.-based investors.

     Regionally, Europe's 22.9% return overshadowed the 1.4% generated by the Pacific Basin. Europe's major markets continued to work toward the economic targets that must be attained by 1999 under the Maastricht Treaty. This ongoing, albeit bumpy, effort kept the continent's economic growth modest and gave investors confidence. The Pacific region, of course, was dominated by the influence of the Japanese market. Despite evidence of a strengthening economy early in the year, Japan's market was shadowed by lingering problems in the banking and real estate sectors and by tepid interest on the part of Japanese investors. The dollar's appreciation against the yen had a significant impact on returns, turning the year's 7.1% gain in yen into a -4.5% loss in dollars. In contrast, the returns for a number of other countries in the region were quite strong: for example, Hong Kong, 38.2%, and Malaysia, 31.8% (in U.S. dollars).

REPORT FROM THE ADVISER

[PHOTO]

      Yields on tax-exempt securities decreased slightly while yields on short-term securities ended virtually unchanged in the 12 months ended November 30, 1996, the fiscal year for Vanguard California Tax-Free Fund.

THE INSURED PORTFOLIOS

Over the 12 months, the yield on high-grade, long-term municipal bonds declined by 8 basis points, or 0.08 percentage point, from 5.74% to 5.66%. By way of comparison, the yield on the benchmark 30-year U.S. Treasury bond increased by 22 basis points, from 6.13% to 6.35%. However, these relatively small changes obscure the volatility in both markets during the course of the year.

     During the first half, reports of a solid increase in economic activity and robust employment gains fanned fears of inflation. In reaction, by June the fixed-income market had driven up the yields on the 30-year Treasury bond and on long-term, high-grade municipal bonds to 7.19% and 6.22%, respectively. But as the economy cooled from its earlier torrid pace, investors grew more confident that the Federal Reserve Board would not have to tighten monetary policy, and yields fell back nearly to their levels at the start of the year.

     For municipal bonds, the issue of tax reform grew in importance in early 1996. Various flat-tax proposals either directly or indirectly threatened the tax-exempt privilege of municipal securities. In its basic form, a flat tax would reduce the current hierarchy of income-tax rates to only one lower level for all earned income. Unearned income (interest, dividends, and capital gains) would not be taxed at all. Since all interest would be exempt from federal income tax, municipal bond interest payments would no longer offer a special tax benefit. Early in the fiscal year, concern about such proposals caused the prices of municipal bonds to fall relative to those of taxable bonds, enabling municipal investors to purchase high-grade, tax-exempt bonds with attractive yields--as high as 94% of comparable U.S. Treasury obligations.

     However, as a campaign issue, the complete overhaul of the federal tax system bombed by early summer. The flat tax suffered a peaceful demise upon the nomination of Bob Dole and was effectively buried with the reelection of President Clinton. By the end of the year, with the flat-tax trauma a thing of the past, the ratio of tax-exempt yields to taxable yields fell to 89%. The relative outperformance of municipals came despite an increase late in the year in the supply of new tax-exempt bond issues, which raised the tax-exempt/taxable yield ratio from a low of 84% in August.

     For 1996, the Insured Long-Term and Insured Intermediate-Term Portfolios provided positive rates of return, roughly commensurate with the dividends derived from interest income on the Portfolios. Because market yields changed only slightly over the year, income was the dominant component of total return. In this environment, Vanguard's low expense ratio



INVESTMENT PHILOSOPHY

The Fund reflects a belief that it can achieve a high level of current income, consistent with each Portfolio's stated maturity and stringent quality targets, that is exempt from federal and California income taxes by investing in insured and high-quality uninsured securities issued by state, county, and municipal governments in California.

provided a powerful advantage in maximizing the tax-exempt return to shareholders. The lower expense ratio allows more investment income to flow directly to shareholders, which translates into higher Portfolio returns. Over time, this has the powerful and enduring effect of contributing to superior performance.

     Looking ahead, we believe that the tax-exempt investment arena will continue to provide above-average value to shareholders who seek a high-quality investment with durable and attractive after-tax returns. This is especially true for our State Tax-Free Portfolios, which offer the extra benefit of income that is exempt from state, as well as federal, taxes.

THE MONEY MARKET PORTFOLIO

Among money market segments, stable Federal Reserve policy during the second half of the fiscal year allowed yields on U.S. Treasury bills and municipal notes to move somewhat lower. The yields on one-year municipal notes declined by 15 basis points during the second half, while yields on one-year U.S. Treasury bills fell 35 basis points. Aside from the Fed's stable policy, two issues had a significant impact on the short-term securities market.

     The first was the onset of the traditional spring/summer municipal borrowing season. This seasonal deluge of new short-term issues created a temporary summertime overabundance of municipal notes and bonds in the market. The excess supply caused a dramatic rise in yields during late July and August (though in late September yields commenced a steady downward movement). We took advantage of the opportunity to extend the average maturities of the Money Market Portfolio, thereby locking in higher yields. Additionally, we further diversified the Portfolio, thereby further spreading credit risk.

     The second big influence on the market was the Securities and Exchange Commission's decision to postpone the effective date for changes to its Rule 2a-7 under the Investment Company Act of 1940. This rule governs the credit and maturity risk of money market funds. Under the proposed changes, regulations would be tightened on tax-exempt money market funds so as to increase the likelihood of their maintaining a stable net asset value. The changes were expected to take effect on June 3, 1996, but the mutual fund industry made the SEC aware of the need for numerous technical amendments, and the deadline was therefore postponed. We anticipate that new regulations will be completed and made mandatory by the second quarter of 1997. Competing funds that operate under lower quality standards than Vanguard will need to alter their fund management policies. Vanguard's tax-exempt money market Portfolios, however, have always been managed in a conservative, quality-oriented manner, and we anticipate minimal impact when the new regulations take effect.

     In summary, the coming months will require vigilance. Market participants will be required to adopt more stringent regulations at a time when tax-exempt assets are growing and the supply of new issues is minimal. Vanguard's conservative management style will give the Money Market Portfolio a strategic advantage as stricter regulations dictate that competitors play catch-up in terms of quality.

Ian A. MacKinnon, Senior Vice President
Pamela W. Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Vanguard Fixed Income Group                                 December 16, 1996

PORTFOLIO PROFILE: INSURED LONG-TERM PORTFOLIO
NOVEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                      179
Yield                                5.0%
Yield to Maturity*                   5.0%
Average Coupon                       5.7%
Average Maturity               13.2 years
Average Quality                       Aaa
Average Duration                8.7 years
Expense Ratio                       0.19%

*After expenses.


VOLATILITY MEASURES
-----------------------------------------
               INSURED LONG-TERM   LEHMAN
                       PORTFOLIO   INDEX*
-----------------------------------------
R-Squared                   0.96     1.00
Beta                        1.18     1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                         7.2%
1-5 Years                            7.0
5-10 Years                          24.5
10-20 Years                         32.1
20-30 Years                         24.2
Over 30 Years                        5.0
----------------------------------------
Total                              100.0%


INVESTMENT FOCUS
------------------------------------------------

                   AVERAGE MATURITY

                       [GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                       97.2%
Aa                                         2.8
A                                          --
Baa                                        --
Ba                                         --
B                                          --
Not Rated                                  --
-----------------------------------------------
Total                                    100.0%

[PHOTO]

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the securities held by a portfolio. Average Duration. An estimate of how much a portfolio's share price will fluctuate in response to a change in interest rates. To estimate the price sensitivity of a portfolio, multiply its duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the credit ratings assigned to the portfolio's securities holdings by credit-rating agencies. Agencies assign credit ratings after appraising an issuer's ability to meet its debt obligations. Quality is graded on a scale, with Aaa indicating the most creditworthy bond issuers and MIG-1 indicating the most creditworthy issues of municipal money market securities. (Individual money market securities with a rating of A, Aa, and Aaa all receive a MIG-1 designation.)

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on securities held by the portfolio.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates. Callable securities trading at a premium to par value are treated as coming due on their earliest redemption date.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio in 1995 for state tax-free bond funds was 1.01%; for state tax-free money market funds, the figure was 0.59%.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE: INSURED INTERMEDIATE-TERM PORTFOLIO
NOVEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                      121
Yield                                4.6%
Yield to Maturity*                   4.6%
Average Coupon                       6.0%
Average Maturity                7.2 years
Average Quality                       Aaa
Average Duration                5.8 years
Expense Ratio                       0.19%

* After expenses.


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                        10.9%
1-5 Years                           11.8
5-10 Years                          46.6
10-20 Years                         30.7
20-30 Years                          --
Over 30 Years                        --
-----------------------------------------
Total                              100.0%

INVESTMENT FOCUS
                  AVERAGE MATURITY

                       [GRAPH]


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                       99.2%
Aa                                         0.8
A                                          --
Baa                                        --
Ba                                         --
B                                          --
Not Rated                                  --
-----------------------------------------------
Total                                    100.0%

PORTFOLIO PROFILE: MONEY MARKET PORTFOLIO
NOVEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's characteristics. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
-----------------------------------------
Yield                                3.4%
Average Maturity                  67 days
Average Quality                     MIG-1
Expense Ratio                       0.19%


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                       24.7%
Aa                                        54.2
A                                         21.1
Baa                                        --
Ba                                         --
B                                          --
Not Rated                                  --
-----------------------------------------------
Total                                    100.0%

PERFORMANCE SUMMARY: INSURED LONG-TERM PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: 4/7/86-11/30/96

---------------------------------------------------------
              INSURED LONG-TERM PORTFOLIO        LEHMAN*
FISCAL      CAPITAL      INCOME       TOTAL       TOTAL
YEAR        RETURN       RETURN      RETURN       RETURN
---------------------------------------------------------
1986          4.8%         4.6%        9.4%          9.4%
1987        -11.6          6.3        -5.3          -0.2
1988          4.9          7.3        12.2          10.6
1989          4.9          7.3        12.2          11.0
1990          0.3          6.8         7.1           7.7
1991          2.1          6.5         8.6          10.3
1992          4.4%         6.4%       10.8%         10.0%
1993          5.7          5.8        11.5          11.1
1994        -11.0          5.1        -5.9          -5.2
1995         13.6          6.5        20.1          18.9
1996          1.3          5.6         6.9          5.9
---------------------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 29 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: 11/30/86-11/30/96

Cumulative Performance 10 yr Graph - Portfolio/ Benchmark - Vanguard California


1986  11  10000           10000           10000
1987  02  10352.05        10330.18        10332.31
1987  05  9271.917103     9459.89332554   9661.619468563
1987  08  9643.248111058  9766.696585874  10069.343299244
1987  11  9474.944501776  9578.199341767  9986.549922636
1988  02  10270.318717977 10281.660614223 10603.211795342
1988  05  9960.627527355  10086.987652154 10528.820283591
1988  08  10282.983316023 10345.254883999 10762.030379646
1988  11  10633.314274617 10662.212803135 11048.102208757
1989  02  10979.36485437  10920.238352971 11261.999684899
1989  05  11537.929061971 11387.537192571 11740.730942875
1989  08  11569.335304878 11520.771377725 11944.009395379
1989  11  11927.429371234 11806.486507892 12264.972302158
1990  02  11982.557949788 11898.577102654 12416.964371266
1990  05  12156.652534241 12063.967324381 12599.879970749
1990  08  12098.70177161  12096.540036156 12710.737909829
1990  11  12770.155522531 12600.965755664 13209.015172854
1991  02  12997.515371454 12863.065843382 13561.485072846
1991  05  13267.759711057 13167.92050387  13869.786836057
1991  08  13581.900457736 13473.41625956  14209.537246197
1991  11  13870.081221648 13783.30483353  14564.749421524
1992  02  14205.321084775 14090.672531317 14915.87735699
1992  05  14559.019374465 14437.303075588 15231.472405667
1992  08  15103.439344954 14987.364322768 15795.797661871
1992  11  15368.852084563 15176.205113235 16024.865171781
1993  02  16529.246523504 16296.209050591 16969.083081328
1993  05  16529.957281104 16341.838435933 17054.44369442
1993  08  17125.564701857 17047.805856365 17722.800374507
1993  11  17140.32693863  17025.643708752 17800.867702133
1994  02  17302.680115393 17103.961669812 18083.901498597
1994  05  16837.341836369 16406.120033684 17648.079472481
1994  08  17122.616919103 16663.696118213 17753.967949316
1994  11  16133.306358751 15607.217784318 16869.82034544
1995  02  17801.748369147 17155.453788522 18249.771649697
1995  05  18502.06914999  17903.431573702 19071.011373933
1995  08  18522.495434331 17853.301965296 19324.655825207
1995  11  19377.067806185 18776.317676901 20055.862152321
1996  02  19615.522002608 18960.325590135 20264.443118705
1996  05  19197.220995902 18467.357124792 19942.238473118
1996  08  19675.903701435 18886.566131524 20337.094794885
1996  11  20726   19739   21220



------------------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED NOVEMBER 30, 1996           FINAL VALUE OF A
                                    ------------------------------------------------------------
                                    1 YEAR      5 YEARS        10 YEARS       $10,000 INVESTMENT
------------------------------------------------------------------------------------------------
INSURED LONG-TERM PORTFOLIO         6.91%        8.35%           7.56%             $20,726
AVERAGE CALIFORNIA INSURED
    MUNICIPAL FUND                  5.31         7.45            7.04               19,739
LEHMAN MUNICIPAL BOND INDEX         5.88         7.84            7.81               21,220
------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*
-------------------------------------------------------------------------------------------------------
                                                                                 10 YEARS
                               INCEPTION                             ----------------------------------
                                 DATE       1 YEAR      5 YEARS      CAPITAL      INCOME          TOTAL
-------------------------------------------------------------------------------------------------------
Insured Long-Term Portfolio     4/7/86       7.47%       7.70%        1.20%        6.39%         7.59%
-------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PERFORMANCE SUMMARY: INSURED INTERMEDIATE-TERM PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: 3/4/94-11/30/96
---------------------------------------------------------
           INSURED INTERMEDIATE-TERM PORTFOLIO    LEHMAN*
FISCAL      CAPITAL      INCOME       TOTAL        TOTAL
YEAR        RETURN       RETURN      RETURN       RETURN
---------------------------------------------------------
1994         -3.6%        3.4%        -0.2%       -1.1%
1995          8.3         5.6         13.9         15.2
1996          1.3%         5.1%        6.4%         5.2%
---------------------------------------------------------

*Lehman 7-Year Municipal Bond Index.

See Financial Highlights table on page 30 for dividend and capital gains information since the Portfolio's inception.



CUMULATIVE PERFORMANCE: 3/4/94-11/30/96
----------------------------------------
1994  03  10000   10000   10000
1994  05  10142   10039   10059
1994  08  10313   10189   10236
1994  11  9981    9813    9889
1995  02  10538   10349   10458
1995  05  10895   10730   10876
1995  08  11044   10879   11134
1995  11  11367   11171   11397
1996  02  11539   11295   11531
1996  05  11436   11180   11379
1996  08  11668   11352   11568
1996  11  12095   11731   11994
----------------------------------------




---------------------------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURNS
                                         PERIODS ENDED NOVEMBER 30, 1996
                                         -------------------------------   FINAL VALUE OF A
                                          1 YEAR       SINCE INCEPTION    $10,000 INVESTMENT
---------------------------------------------------------------------------------------------
INSURED INTERMEDIATE-TERM PORTFOLIO         6.41%            7.18%             $12,095
AVERAGE CALIFORNIA INTERMEDIATE
   MUNICIPAL FUND                           5.02             5.99               11,731
LEHMAN 7-YEAR MUNICIPAL BOND INDEX          5.24             6.86               11,994
---------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*
-----------------------------------------------------------------------------------------------------------
                                                                              SINCE INCEPTION
                           INCEPTION                                 --------------------------------------
                             DATE         1 YEAR                     CAPITAL      INCOME            TOTAL
-----------------------------------------------------------------------------------------------------------
Insured Intermediate-Term
  Portfolio                 3/4/94         5.74%                      1.42%        5.08%            6.50%
------------------------------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PERFORMANCE SUMMARY: MONEY MARKET PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

TOTAL INVESTMENT RETURNS: 6/1/87-11/30/96

----------------------------------------
        MONEY MARKET PORTFOLIO
                                 AVERAGE
                                  FUND*
FISCAL   CAPITAL  INCOME  TOTAL   TOTAL
 YEAR     RETURN  RETURN  RETURN  RETURN
----------------------------------------
1987       0.0%    2.2%    2.2%    2.1%
1988       0.0     5.1     5.1     4.8
1989       0.0     6.2     6.2     5.8
1990       0.0     5.6     5.6     5.3
1991       0.0     4.4     4.4     4.2
1992       0.0%    3.0%    3.0%    2.7%
1993       0.0     2.4     2.4     2.0
1994       0.0     2.6     2.6     2.3
1995       0.0     3.7     3.7     3.3
1996       0.0     3.3     3.3     2.9
----------------------------------------

*Average California Tax-Exempt Money Market Fund.

See Financial Highlights table on page 30 for dividend information for the past five years.

---------------------------------------------------------------------------------
                              AVERAGE ANNUAL TOTAL RETURNS
                              PERIODS ENDED NOVEMBER 30, 1996
                              -------------------------------
                                                   SINCE       FINAL VALUE OF A
                               1 YEAR   5 YEARS  INCEPTION   $10,000 INVESTMENT
---------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO          3.32%    3.00%     4.05%           $14,581
AVERAGE CALIFORNIA TAX-EXEMPT
  MONEY MARKET FUND             2.91     2.64      3.71             14,138
---------------------------------------------------------------------------------


-----------------------------------------
CUMULATIVE PERFORMANCE: 6/1/87-11/30/96
-----------------------------------------
1987  06  10000   10000
1987  08  10102   10097
1987  11  10224   10209.0767
1988  02  10348   10326.48108205
1988  05  10466   10436.974429628
1988  08  10596   10561.174425341
1988  11  10742   10696.357457985
1989  02  10898   10843.967190905
1989  05  11075   11014.217475802
1989  08  11243   11166.213676968
1989  11  11407   11316.957561607
1990  02  11566   11462.946314152
1990  05  11726   11615.40350013
1990  08  11885   11762.919124582
1990  11  12045   11914.660781289
1991  02  12191   12050.487914196
1991  05  12327   12173.402890921
1991  08  12452   12287.832878095
1991  11  12580   12408.253640301
1992  02  12690   12506.278844059
1992  05  12790   12595.073423852
1992  08  12871   12668.12484971
1992  11  12954   12741.599973838
1993  02  13033   12807.856293702
1993  05  13110   12873.1763608
1993  08  13188   12936.254924968
1993  11  13266   13002.229825086
1994  02  13338   13063.340305263
1994  05  13418   13131.269674851
1994  08  13505   13204.80478503
1994  11  13610   13294.597457568
1995  02  13734   13402.283696975
1995  05  13867   13520.223793508
1995  08  13987   13625.681539097
1995  11  14112   13733.324423256
1996  02  14232   13837.697688873
1996  05  14347   13937.329112233
1996  08  14462   14033.496683107
1996  11  14581   14138

-----------------------------------------
CUMULATIVE PERFORMANCE: 6/1/87-11/30/96
-----------------------------------------
1994  03  10000   10000   10000
1994  05  10142   10039   10059
1994  08  10313   10189   10236
1994  11  9981    9813    9889
1995  02  10538   10349   10458
1995  05  10895   10730   10876
1995  08  11044   10879   11134
1995  11  11367   11171   11397
1996  02  11539   11295   11531
1996  05  11436   11180   11379
1996  08  11668   11352   11568
1996  11  12095   11731   11994

-----------------------------------------------------------------
CUMULATIVE PERFORMANCE: 6/1/87-11/30/96
-----------------------------------------------------------------
1986  11  10000               10000               10000
1987  02  10352.05            10330.18            10332.31
1987  05  9271.917103         9459.89332554       9661.619468563
1987  08  9643.248111058      9766.696585874      10069.343299244
1987  11  9474.944501776      9578.199341767      9986.549922636
1988  02  10270.318717977     10281.660614223     10603.211795342
1988  05  9960.627527355      10086.987652154     10528.820283591
1988  08  10282.983316023     10345.254883999     10762.030379646
1988  11  10633.314274617     10662.212803135     11048.102208757
1989  02  10979.36485437      10920.238352971     11261.999684899
1989  05  11537.929061971     11387.537192571     11740.730942875
1989  08  11569.335304878     11520.771377725     11944.009395379
1989  11  11927.429371234     11806.486507892     12264.972302158
1990  02  11982.557949788     11898.577102654     12416.964371266
1990  05  12156.652534241     12063.967324381     12599.879970749
1990  08  12098.70177161      12096.540036156     12710.737909829
1990  11  12770.155522531     12600.965755664     13209.015172854
1991  02  12997.515371454     12863.065843382     13561.485072846
1991  05  13267.759711057     13167.92050387      13869.786836057
1991  08  13581.900457736     13473.41625956      14209.537246197
1991  11  13870.081221648     13783.30483353      14564.749421524
1992  02  14205.321084775     14090.672531317     14915.87735699
1992  05  14559.019374465     14437.303075588     15231.472405667
1992  08  15103.439344954     14987.364322768     15795.797661871
1992  11  15368.852084563     15176.205113235     16024.865171781
1993  02  16529.246523504     16296.209050591     16969.083081328
1993  05  16529.957281104     16341.838435933     17054.44369442
1993  08  17125.564701857     17047.805856365     17722.800374507
1993  11  17140.32693863      17025.643708752     17800.867702133
1994  02  17302.680115393     17103.961669812     18083.901498597
1994  05  16837.341836369     16406.120033684     17648.079472481
1994  08  17122.616919103     16663.696118213     17753.967949316
1994  11  16133.306358751     15607.217784318     16869.82034544
1995  02  17801.748369147     17155.453788522     18249.771649697
1995  05  18502.06914999      17903.431573702     19071.011373933
1995  08  18522.495434331     17853.301965296     19324.655825207
1995  11  19377.067806185     18776.317676901     20055.862152321
1996  02  19615.522002608     18960.325590135     20264.443118705
1996  05  19197.220995902     18467.357124792     19942.238473118
1996  08  19675.903701435     18886.566131524     20337.094794885
1996  11  20726   19739       21220

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*
----------------------------------------------------------------------------------------
                                                              SINCE INCEPTION
                     INCEPTION                          ---------------------------
                       DATE       1 YEAR     5 YEARS    CAPITAL    INCOME     TOTAL
----------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO  6/1/87    3.37%      3.02%      0.00%      4.06%      4.06%
----------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

[PHOTO]

FINANCIAL STATEMENTS
NOVEMBER 30, 1996

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or non-insured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances.

Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE            MARKET
                                                                                  MATURITY               AMOUNT            VALUE*
INSURED LONG-TERM PORTFOLIO                                           COUPON          DATE                (000)             (000)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (102.0%)
----------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (87.0%)
Anaheim CA Convention Center COP                                       0.00%         8/1/04 (1)        $  3,120      $      2,172
Anaheim CA Convention Center COP                                       0.00%         8/1/05 (1)           1,250               823
Anaheim CA Convention Center COP                                       0.00%         8/1/06 (1)           3,125             1,942
Anaheim CA Convention Center COP                                       5.50%         8/1/14 (1)           5,750             5,785
City of Barstow CA Redev. Agency                                       6.25%         9/1/22 (1)           2,225             2,386
California Dept. of Water Resources                                    4.75%        12/1/29 (1)          22,040            19,751
California Dept. of Water Resources (Central Valley Project)          5.375%        12/1/27 (1)+         33,000            32,341
California GO                                                          5.25%         6/1/21 (2)          16,500            16,078
California GO                                                          6.00%         8/1/19 (3)           4,400             4,603
 California GO                                                         7.00%        11/1/04 (3)(Prere.)   1,935             2,286
California GO                                                          7.00%        11/1/13 (3)              65                75
California Educ. Fac. Auth. (Santa Clara Univ.)                        5.75%         9/1/21 (1)           3,350             3,410
California Educ. Fac. Auth. (Santa Clara Univ.)                        5.75%         9/1/26 (1)           3,135             3,191
California Health Fac. Finance Auth. (Adventist Health System)         6.75%         3/1/11 (1)           5,000             5,501
California Health Fac. Finance Auth. (Catholic Health Care West) VRDO  3.35%        12/4/96 (1)             700               700
California Health Fac. Finance Auth. (Catholic Health Care West)       5.75%         7/1/15 (2)           4,080             4,145
California Health Fac. Finance Auth. (Catholic Health Care West)       6.00%         7/1/17 (1)          21,000            22,000
California Health Fac. Finance Auth. (Mills Peninsula)                 5.75%        1/15/15 (6)          12,500            12,643
California Health Fac. Finance Auth. (San Diego Hosp.)                 6.20%         8/1/20 (1)           3,820             4,014
California Health Fac. Finance Auth. (San Diego Hosp.)                6.625%         5/1/19 (1)           6,525             6,907
California Health Fac. Finance Auth. (Unihealth America)              7.625%        10/1/15 (2)              50                54
California Housing Finance Agency Multifamily Housing Rev.            8.625%         8/1/15 (1)             170               179
California Public Works Board (Univ. of California)                   5.375%        10/1/17 (2)           7,250             7,182
California Public Works Board (Univ. of California)                    6.25%        12/1/07 (2)           6,945             7,650
California Public Works Board (Univ. of California)                    6.50%        12/1/08 (2)           4,000             4,587
California Public Works Lease Rev. (Dept. of Corrections)              5.50%        12/1/12 (1)           2,000             2,024
Chino CA Basin Finance Auth. Muni. Water Dist.                         6.00%         8/1/16 (2)           5,500             5,775
Clovis CA Unified School Dist.                                         0.00%         8/1/04 (3)           5,000             3,480
Clovis CA Unified School Dist.                                         0.00%         8/1/06 (3)          17,000            10,564

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
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                                                                                                           FACE           MARKET
                                                                                   MATURITY              AMOUNT           VALUE*
INSURED LONG-TERM PORTFOLIO                                           COUPON           DATE               (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
Clovis CA Unified School Dist.                                         0.00%         8/1/07 (3)         $15,000       $    8,773
Clovis CA Unified School Dist.                                         0.00%         8/1/08 (3)          12,500            6,858
Clovis CA Unified School Dist.                                         0.00%         8/1/09 (3)          19,725           10,154
Clovis CA Unified School Dist.                                         0.00%         8/1/10 (3)           8,000            3,866
Clovis CA Unified School Dist.                                         0.00%         8/1/11 (3)           1,625              732
Contra Costa CA COP                                                    5.50%         6/1/12 (2)           6,850            6,942
Contra Costa CA COP                                                    6.70%         2/1/21 (2)           4,630            4,929
Culver City CA Redev. Finance Auth.                                    6.75%        11/1/99 (2)(Prere.)     955            1,032
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.       6.375%         6/1/12 (2)           2,000            2,227
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.       6.375%         6/1/21 (2)           5,750            6,403
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.        6.50%         6/1/20 (2)           2,000            2,287
Eastern CA Muni. Water Dist.                                           6.75%         7/1/12 (3)           8,500            9,965
Elsinore Valley CA Muni. Water Dist. COP                               5.90%         7/1/06 (3)           1,685            1,841
Elsinore Valley CA Muni. Water Dist. COP                               6.00%         7/1/12 (3)           2,210            2,412
Encina CA Power Auth. Waste Water Rev.                                6.875%         8/1/11 (3)           3,650            3,937
Fresno CA Sewer System Rev.                                            5.00%         9/1/23 (1)           9,000            8,457
Glendale CA Hosp. Rev. (Adventist Health System)                       6.00%         3/1/14 (1)           3,000            3,075
Indian Wells CA Redev. Agency                                          5.50%        12/1/22 (1)           2,000            1,965
Industry CA GO                                                         5.25%         7/1/19 (1)           6,035            5,887
Kern CA High School Dist. GO                                           6.25%         8/1/11 (1)           1,065            1,188
Kern CA High School Dist. GO                                           6.40%         8/1/14 (1)           1,490            1,689
 Kern CA High School Dist. GO                                          6.40%         8/1/15 (1)           1,645            1,866
Kern CA High School Dist. GO                                           6.40%         8/1/16 (1)           1,815            2,071
LaQuinta CA Redev. Agency (Tax Allocation Project)                     7.30%         9/1/10 (1)           1,145            1,391
Long Beach CA Financing Auth. Rev.                                     6.00%        11/1/17 (2)           2,000            2,181
Los Angeles CA Metro. Transp. Auth. Sales Tax VRDO                     3.30%        12/5/96 (1)             600              600
Los Angeles CA Metro. Transp. Auth.                                    5.25%         7/1/23 (2)          19,685           18,842
Los Angeles County CA Pension Obligations VRDO                         3.40%        12/4/96 (2)           2,000            2,000
Los Angeles County CA Transp. Comm. Sales Tax Rev. Refunding VRDO      3.40%        12/4/96 (3)           1,800            1,800
MSR CA Public Power Agency (San Juan Project)                         6.125%         7/1/13 (2)           8,000            8,829
MSR CA Public Power Agency (San Juan Project)                         6.625%         7/1/13 (5)           2,000            2,045
MSR CA Public Power Agency (San Juan Project)                          6.75%         7/1/20 (1)          38,785           46,128
Metro. Water Dist. of Southern California Waterworks Rev.              5.50%         7/1/25 (1)          23,000           22,770
Modesto CA Irrigation Dist. Finance Auth. Rev. (Woodland Project)      6.50%        10/1/11 (2)           8,125            9,317
Modesto CA Irrigation Dist. Finance Auth. Rev. (Woodland Project)      6.50%        10/1/22 (2)           9,750           11,340
Mountain View CA Capital Improvement Finance Auth. Rev.                6.25%         8/1/12 (1)           5,000            5,343
North City West CA School Fac. Financing Auth.                         6.00%         9/1/19 (4)           2,000            2,100
Northern California Power Agency (Hydro Electric Project)              5.50%         7/1/23 (1)           5,000            4,911
Northern California Power Agency (Hydro Electric Project)              6.00%         7/1/09 (1)           7,530            8,271
Northern California Power Agency (Hydro Electric Project)              6.30%         7/1/18 (1)          10,000           11,235
Northern California Power Agency (Hydro Electric Project)              7.50%         7/1/21 (2)(Prere.)   1,810            2,218
Oakland CA Redev. Agency (Central Dist. Project)                       5.50%         2/1/14 (2)           5,500            5,641
Orange County CA Local Transp. Auth.                                   5.80%        2/15/05 (3)           6,000            6,445
Orange County CA Local Transp. Auth.                                   5.90%        2/15/06 (3)           8,000            8,648
Orange County CA Sanitation Dist. VRDO                                 3.30%        12/5/96 (2) LOC       4,300            4,300
Pittsburg CA Redev. Agency                                             5.50%         8/1/07 (3)           2,750            2,869
Pittsburg CA Redev. Agency                                             5.50%         8/1/15 (3)           9,200            9,115
Placer County CA Water Rev. COP                                        7.75%         7/1/18 (5)           3,500            3,782
Pomona CA Unified School Dist. GO                                      5.50%         8/1/16 (3)           1,000            1,027
Pomona CA Unified School Dist. GO                                      5.60%         8/1/14 (1)           1,585            1,645
Pomona CA Unified School Dist. GO                                      5.60%         8/1/15 (1)           2,000            2,075
Pomona CA Unified School Dist. GO                                      5.60%         8/1/16 (1)           1,000            1,039
Pomona CA Unified School Dist. GO                                      7.50%         8/1/17 (1)           2,540            3,244
Poway CA Redev. Agency                                                 7.25%       12/15/11 (3)           7,500            8,289
Rancho CA Water Dist. Finance Auth. Rev.                              5.875%        11/1/10 (3)           3,585            3,809
Rancho CA Water Dist. Finance Auth. Rev.                               6.25%         8/1/12 (3)           2,000            2,138
Redding CA Joint Power Finance Auth. Waste Water Rev.                  5.50%        12/1/18 (3)           5,400            5,299
Riverside County CA Transp. Comm.                                      5.75%         6/1/09 (2)           3,800            4,063
Sacramento CA Finance Auth. Rev.                                      5.375%        11/1/14 (2)           4,000            4,039
Sacramento CA Finance Auth. Rev.                                       5.40%        11/1/20 (2)           9,785            9,863
Sacramento CA Muni. Util. Dist. Rev.                                   6.25%        8/15/10 (1)          33,800           37,846
--------------------------------------------------------------------------------------------------------------------------------

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
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                                                                                                          FACE              MARKET
                                                                                   MATURITY             AMOUNT              VALUE*
                                                                      COUPON           DATE              (000)               (000)
----------------------------------------------------------------------------------------------------------------------------------
Sacramento CA Muni. Util. Dist. Rev.                                   6.30%        8/15/18 (1)         $14,000        $    14,820
Sacramento CA Redev. Agency (Tax Allocation Project)                   6.50%        11/1/13 (1)           5,500              5,977
Sacramento  County CA Public Fac. Fin. Corp. COP                       5.50%         6/1/10 (1)           5,760              5,960
San Bernardino County CA COP (Medical Center Financing Project)        6.50%         8/1/17 (1)          17,915             20,668
San Diego CA Unified School Dist. COP                                  5.00%         8/1/07 (1)           4,400              4,465
San Diego CA Unified School Dist. COP                                  5.00%         8/1/08 (1)           4,630              4,664
San Diego CA Unified School Dist. COP                                  5.00%         8/1/09 (1)           4,875              4,870
San Francisco CA Airport Comm. Rev.                                    6.00%         5/1/10 (1)           2,000              2,123
San Francisco CA Airport Comm. Rev.                                    6.00%         5/1/11 (1)           2,100              2,222
San Francisco CA Airport Comm. Rev.                                    6.00%         5/1/20 (1)           6,500              6,765
San Francisco CA Airport Comm. Rev.                                    6.20%         5/1/06 (2)           5,000              5,458
San Francisco CA Airport Comm. Rev.                                    6.20%         5/1/08 (2)           1,000              1,079
San Francisco CA Bay Area Rapid Transit                                6.75%         7/1/10 (2)           6,370              7,439
San Francisco CA Bay Area Rapid Transit                                6.75%         7/1/11 (2)           7,455              8,726
San Francisco CA City & County Airport Rev.                            6.30%         5/1/11 (2)           5,000              5,389
San Francisco CA City & County Airport Rev.                            6.50%         5/1/06 (1)           3,280              3,662
San Francisco CA City & County Airport Rev.                            6.60%         5/1/07 (1)           2,490              2,794
San Francisco CA City & County Airport Rev.                           6.625%         5/1/08 (1)           3,720              4,179
San Francisco CA City & County Airport Rev.                            6.70%         5/1/09 (1)           3,970              4,465
San Jose CA Merged Area Redev. Rev. Project                            5.00%         8/1/20 (1)           4,600              4,320
San Jose CA Merged Area Redev. Rev. Project                            6.00%         8/1/11 (1)           8,845              9,660
San Mateo CA Sewer                                                     6.60%         8/1/14 (1)           2,500              2,601
San Mateo County CA Finance Auth.                                      6.50%         7/1/13 (1)          14,560             16,681
Santa Ana CA Community Redev. Auth.                                   7.375%        12/1/96 (3)(Prere.)   1,695              1,729
Santa Ana CA Community Redev. Auth.                                    7.40%        12/1/96 (3)(Prere.)     270                275
Santa Ana CA Finance Auth. Lease Rev.                                  6.25%         7/1/16 (1)           5,345              5,973
Santa Ana CA Finance Auth. Lease Rev.                                  6.25%         7/1/17 (1)           2,000              2,242
Santa Clara CA  Redev. Agency (Bayshore Project)                       7.00%         7/1/10 (2)           7,000              8,345
Santa Clara CA Valley Water Dist. COP                                  6.00%         2/1/24 (3)          20,000             20,813
Santa Clara County CA Financing Auth. Lease Rev. (Replacement Project) 6.75%       11/15/20 (2)          11,500             12,996
Santa Fe Springs CA Redev. Agency                                      6.00%         9/1/14 (1)           5,350              5,606
Santa Rosa CA Waste Water Rev.                                         6.00%         7/2/15 (2)           7,000              7,592
Santa Rosa CA Waste Water Rev.                                         6.00%         9/1/15 (3)           5,580              6,054
Santa Rosa CA Waste Water Rev.                                         6.25%         9/1/12 (3)           7,075              7,873
South Coast CA Air Quality Management Dist. Rev.                       5.50%         8/1/14 (1)           8,000              8,049
South Coast CA Air Quality Management Dist. Rev.                       6.00%         8/1/11 (2)           3,200              3,498
South County CA Waste Water Auth.                                      5.50%         8/1/22 (3)           8,625              8,473
South Orange County CA Public Finance Auth.                            7.00%         9/1/11 (1)           3,000              3,593
South Orange County CA Public Finance Auth.                            9.50%        8/15/04 (1)           3,000              3,970
Southern California Public Power Auth. (Palo Verde Project)            7.00%         7/1/07 (2)           1,600              1,699
Southern California Public Power Auth. (Palo Verde Project)            7.00%         7/1/10 (2)           2,500              2,655
Sweetwater CA Water Rev.                                               7.00%         4/1/99 (2)(Prere.)   3,050              3,313
Three Valley CA Muni. Water Dist. COP                                  5.25%        11/1/10 (3)           4,220              4,223
Tri-City CA Hosp. Dist. (Oceanside Hosp.)                              7.00%         2/1/12 (1)           5,950              6,104
Turlock CA Irrigation Dist. COP                                        6.75%         1/1/97 (3)(Prere.)   3,020              3,119
Ukiah CA Electric Rev.                                                 6.00%         6/1/08 (1)           4,565              5,032
Ukiah CA Electric Rev.                                                 6.25%         6/1/18 (1)           6,000              6,701
Univ. of California Board of Regents                                   6.00%         9/1/08 (1)           2,515              2,695
Univ. of California Board of Regents                                  6.375%         9/1/19 (1)           6,500              7,046
Univ. of California (Medical Center)                                   5.75%         7/1/24 (2)           3,750              3,791
Univ. of California (Multiple Purpose Project)                         6.25%         9/1/13 (1)          10,000             10,643
Walnut CA Public Finance Auth.                                         6.00%         9/1/15 (1)           5,000              5,210
Walnut Valley CA Unified School Dist.                                  6.00%         8/1/12 (2)           1,790              1,954
Walnut Valley CA Unified School Dist.                                  6.00%         8/1/13 (2)           1,980              2,157
Walnut Valley CA Unified School Dist.                                  6.00%         8/1/14 (2)           2,205              2,410
Walnut Valley CA Unified School Dist.                                  6.00%         8/1/15 (2)           2,470              2,679
Walnut Valley CA Unified School Dist.                                  6.00%         8/1/16 (2)           2,690              2,925
Walnut Valley CA Unified School Dist.                                  6.20%         8/1/09 (2)           1,270              1,420
West Sacramento CA Financing Auth. Rev. (Water System
  Improvement Project)                                                 5.25%         8/1/08 (3)           2,160              2,202
West Sacramento CA Tax Allocation Redev. Project                       6.25%         9/1/21 (1)           8,250              8,757

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
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                                                                                                           FACE             MARKET
                                                                                   MATURITY              AMOUNT             VALUE*
INSURED LONG-TERM PORTFOLIO                                           COUPON           DATE               (000)              (000)
----------------------------------------------------------------------------------------------------------------------------------
Whittier CA Insurance Health Fac. Rev. (Presbyterian Hosp.)            6.25%         6/1/07 (1)        $  4,260       $      4,776
Whittier CA Insurance Health Fac. Rev. (Presbyterian Hosp.)            6.25%         6/1/08 (1)           1,750              1,969
                                                                                                                      ------------
                                                                                                                           926,849
                                                                                                                      ------------

PORTFOLIO INSURED
Sacramento CA Muni. Util. Dist.                                        8.00%          11/15/10              205                206

SECONDARY MARKET INSURED (4.8%)
California GO                                                          6.25%         9/1/12 (3)           9,000             10,059
California Housing Finance Agency (Single Family Mortgage)             6.90%         8/1/16 (5)           5,750              5,871
California Public Works Board (Dept. of Corrections)                   6.50%         9/1/17 (2)          30,000             34,578
                                                                                                                      ------------
                                                                                                                            50,508
                                                                                                                      ------------
NON-INSURED (10.2%)
California Dept. of Water Resources (Central Valley Project)           6.40%           12/1/26           20,400             22,701
California Health Fac. Finance Auth. VRDO
  (Adventist Health System West Sutter Health)                         3.45%       12/5/96 LOC            5,400              5,400
California Health Fac. Finance Auth. VRDO (Kaiser Permanente)          3.45%           12/4/96              400                400
California PCR Financing Auth. Rev. VRDO (Pacific Gas & Electric Co.)  4.20%           12/3/96            9,100              9,100
California RAN                                                         4.50%           6/30/97            5,000              5,027
California RAN VRDO                                                    3.45%           12/4/96            1,000              1,000
California RAN VRDO                                                    3.50%           12/4/96              800                800
Chula Vista City CA IDR VRDO (San Diego Gas & Electric)                4.05%           12/3/96            5,000              5,000
Irvine CA Assessment Dist. VRDO (Orange County)                        4.05%       12/3/96 LOC              300                300
Irvine CA Ranch Water Dist. VRDO                                       3.95%       12/3/96 LOC              300                300
Los Angeles CA Dept. of Water & Power                                  6.50%            4/1/10            3,950              4,393
Los Angeles CA Unified School Dist. TRAN                               4.50%           9/30/97            3,600              3,627
Los Angeles County CA TRAN                                             4.50%       6/30/97 LOC            5,000              5,027
Metro. Water Dist. of Southern California                              8.00%            7/1/08            2,000              2,549
Orange County CA Water Dist. VRDO                                      3.90%       12/3/96 LOC              300                300
Sacramento County CA TRAN                                              4.50%           9/30/97            8,300              8,360
Sacramento County CA VRDO
  (Administrative Center & Courthouse Project)                         3.30%       12/5/96 LOC              800                800
San Diego CA Local Govt. Pooled TRAN                                   4.75%           10/1/97            2,400              2,422
San Diego CA Unified School Dist. TRAN                                 4.75%           10/1/97            4,800              4,841
San Diego County CA TRAN                                              4.375%       9/30/97 LOC            5,800              5,836
Santa Clara CA El Camino Hosp. Dist. Fac. Auth. Rev. Lease VRDO
  (Valley Medical Center Project)                                      3.45%       12/3/96 LOC           11,300             11,300
Santa Clara County CA Finance Auth. Lease Rev. VRDO
  (VMC Fac. Replacement Project)                                       3.50%           12/4/96            5,300              5,300
Santa Clara County CA TRAN                                             4.50%            8/1/97            4,000              4,024
                                                                                                                      ------------
                                                                                                                           108,807
                                                                                                                      ============
----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $1,008,274)                                                                                  1,086,370
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.0%)
----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                        19,163
Liabilities                                                                                                                (39,974)
                                                                                                                      ------------
                                                                                                                           (20,811)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------------
Applicable to 93,272,806 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                              $1,065,559
==================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                   $11.42
==================================================================================================================================

*See Note A in Notes to Financial Statements. For explanations of abbreviations and other references, see page 25.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         AMOUNT                 PER
                                                                                                          (000)               SHARE
-----------------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $     982,604             $ 10.53
Undistributed Net Investment Income                                                                          --                  --
Accumulated Net Realized Gains--Note E                                                                    5,124                 .05
Unrealized Appreciation (Depreciation)--Note F
   Investment Securities                                                                                 78,096                 .84
   Futures Contracts                                                                                       (265)                 --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                           $1,065,559              $11.42
===================================================================================================================================

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
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                                                                                                          FACE              MARKET
                                                                                   MATURITY             AMOUNT              VALUE*
INSURED INTERMEDIATE-TERM PORTFOLIO                                   COUPON           DATE              (000)               (000)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.7%)
----------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (93.9%)
Anaheim CA Electric System COP                                         6.80%        10/1/98 (2)        $  1,000         $    1,050
California GO                                                          6.50%         3/1/02 (2)           5,570              6,132
California Health Fac. Finance Auth. (Catholic Health Care West) VRDO  3.35%        12/4/96 (1)           4,000              4,000
California Health Fac. Finance Auth. (Catholic Health Care West)       5.75%         7/1/10 (1)           7,000              7,282
California Health Fac. Finance Auth. (Catholic Health Care West)      5.875%         7/1/09 (2)           5,000              5,289
California Health Fac. Finance Auth. (Catholic Health Care West)       7.00%         7/1/05 (2)           3,410              3,956
California Health Fac. Finance Auth. (Catholic Health Care West)       7.00%         7/1/06 (2)           3,395              3,963
California Health Fac. Finance Auth. (Children's Hosp.)                6.00%         7/1/01 (1)           1,600              1,712
California Health Fac. Finance Auth. (Children's Hosp.)                6.00%         7/1/02 (1)           1,280              1,381
California Health Fac. Finance Auth. (Children's Hosp.)                6.00%         7/1/04 (1)           1,645              1,795
California Health Fac. Finance Auth. (Children's Hosp.)                6.00%         7/1/06 (1)           1,000              1,096
California Health Fac. Finance Auth. (Mills Peninsula)                 6.00%        1/15/00 (6)           1,080              1,134
 California Health Fac. Finance Auth. (Sisters of Providence)          6.00%        10/1/09 (2)           4,490              4,916
California Health Fac. Finance Auth. (Summit Medical Center)           5.25%         5/1/11 (4)           1,700              1,695
California Public Works Board (Dept. of Corrections)                   5.25%        12/1/13 (2)           3,250              3,228
California Public Works Board (Dept. of Corrections)                   5.50%         1/1/10 (2)          10,000             10,225
California Public Works Board (Dept. of Corrections)                   6.40%        11/1/10 (1)           5,000              5,490
California Public Works Board (Dept. of Corrections)                   6.60%        12/1/02 (2)(Prere.)   3,500              3,972
California Public Works Board (Univ. of CA Regents)                    6.25%        12/1/07 (2)           1,000              1,102
Capistrano CA Unified Public Schools                                   6.00%         9/1/04 (2)           2,160              2,361
Capistrano CA Unified Public Schools                                   6.00%         9/1/05 (2)           2,395              2,625
Central Coast Water Auth. of CA                                        6.05%        10/1/02 (2)(Prere.)   1,800              1,993
Central Coast Water Auth. of CA                                        6.25%        10/1/06 (2)           2,000              2,236
Chino CA Basin Finance Auth. Muni. Water Dist.                         6.50%         8/1/10 (2)           3,095              3,541
City of Corona CA Redev. Project                                       7.50%         9/1/04 (3)             970              1,156
City of Corona CA Redev. Project                                       7.50%         9/1/05 (3)           1,040              1,255
Clovis CA Unified School Dist.                                         0.00%         8/1/05 (3)          16,000             10,532
Culver City CA Redev. Finance Auth.                                    6.75%        11/1/99 (2)(Prere.)   2,500              2,735
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.       6.375%         6/1/12 (2)(Prere.)   2,000              2,227
El Dorado County CA Public Agency Finance Auth.                        5.60%        2/15/12 (3)           3,900              4,004
La Quinta CA Redev. Agency                                             8.00%         9/1/03 (1)           1,325              1,591
Long Beach CA Financing Auth.                                          6.00%        11/1/09 (2)           3,735              4,110
Long Beach CA Financing Auth.                                          6.00%        11/1/10 (2)           3,860              4,227
Los Angeles CA Dev. Auth. COP (Children's Hosp.)                       6.00%         6/1/11 (1)           2,365              2,571
Los Angeles CA Transp. Rev.                                            6.25%         7/1/13 (1)           1,500              1,612
Los Angeles CA Waste Water                                             5.75%         6/1/11 (1)           7,960              8,219
Los Angeles CA Waste Water                                             6.50%         6/1/07 (1)           1,695              1,896
Los Angeles CA Waste Water                                             8.70%        11/1/02 (3)           2,535              3,093
Los Angeles County CA Pension Obligations VRDO                         3.40%        12/4/96 (2)             200                200
MSR CA Public Power Agency (San Juan Project)                          5.85%         7/1/06 (2)           1,500              1,619
MSR CA Public Power Agency (San Juan Project)                         6.625%         7/1/13 (5)           2,830              2,893
North City West CA Community Dist.                                     5.75%         9/1/15 (4)           2,000              2,037
North City West CA Community Dist.                                     6.00%         9/1/05 (4)           1,510              1,655
North City West CA Community Dist.                                     6.00%         9/1/06 (4)           1,600              1,756
North City West CA Community Dist.                                     6.00%         9/1/07 (4)           1,695              1,861
Oakland CA Redev. Agency (Central Dist. Project)                       6.00%         2/1/06 (2)           5,125              5,645
Orange County CA Sanitation Dist. COP                                  6.00%         8/1/01 (3)(Prere.)   1,500              1,640
Orange County CA Sanitation Dist. COP                                  6.40%         8/1/07 (3)           1,415              1,540
Orange County CA Sanitation Dist. VRDO                                 3.30%        12/5/96 (2) LOC         989                989
Orange County CA Transp. Auth.                                         9.50%        2/15/03 (3)           5,765              7,286
Rancho CA Water Dist. Finance Auth. Rev.                              5.875%        11/1/10 (3)           3,000              3,188
Rancho CA Water Dist. Finance Auth. Rev.                               6.25%         8/1/12 (3)           1,950              2,085
Rancho CA Water Dist. Finance Auth. Rev.                               6.50%        11/1/01 (3)           1,590              1,746
Rancho Cucamonga CA Redev. Auth.                                       5.00%         9/1/11 (1)           3,165              3,106
Redding CA Electric System Rev. COP                                   7.125%         7/1/97 (1)(Prere.)   1,000              1,041
Riverside County CA Public Finance                                     5.25%         9/1/03 (1)           2,210              2,316
Sacramento CA Muni. Util. Dist. Rev.                                   6.25%        8/15/07 (1)           8,000              8,783
Sacramento CA Redev. Agency (Merged Downtown Project)                  6.50%        11/1/13 (1)           2,000              2,174
Sacramento CA Redev. Agency (Merged Downtown Project)                  6.75%        11/1/05 (1)           1,000              1,096

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE              MARKET
                                                                                   MATURITY              AMOUNT              VALUE*
                                                                       COUPON          DATE               (000)               (000)
------------------------------------------------------------------------------------------------------------------------------------
Sacramento County CA Public Fac. Finance Corp. COP
  (Main Detention Fac. Project)                                        5.50%         6/1/10 (1)       $   5,500          $    5,691
San Diego County CA Regional Transp. Comm.                             5.00%         4/1/98 (3)           4,500               4,570
San Diego County CA Regional Transp. Comm.                             6.00%         4/1/04 (2)           3,000               3,276
San Diego County CA Regional Transp. Comm.                             6.00%         4/1/07 (2)           3,000               3,298
San Diego County CA Regional Transp. Comm.                             6.25%         4/1/02 (3)           5,000               5,452
San Francisco CA Airport Comm. Rev.                                    6.20%         5/1/07 (2)           1,615               1,755
San Francisco CA Airport Comm. Rev.                                    6.50%         5/1/13 (2)           2,160               2,378
San Francisco CA City & County Airport Rev.                            5.50%         5/1/10 (3)           2,880               2,953
San Francisco CA City & County Airport Rev.                            5.50%         5/1/11 (3)           3,080               3,146
San Francisco CA City & County Airport Rev.                            6.40%         5/1/05 (1)           2,800               3,144
San Francisco CA City & County Airport Rev.                            6.60%         5/1/07 (1)           1,000               1,122
San Francisco CA County Sewer Rev.                                     6.00%        10/1/11 (2)           2,000               2,110
San Joaquin County CA COP (Human Services Project)                     6.70%        5/15/99 (5)(Prere.)   5,300               5,737
San Jose CA Merged Area Redev. Project                                 6.00%         8/1/06 (1)           1,000               1,101
San Jose/Santa Clara CA Clean Water Finance Auth.                      7.00%        10/1/04 (1)           5,615               5,888
San Jose/Santa Clara CA Clean Water Finance Auth.                      7.25%        10/1/02 (1)           1,500               1,571
Santa Barbara CA Redev. Agency (Central City Project)                  5.50%         3/1/99 (2)           1,645               1,699
Santa Barbara CA Redev. Agency (Central City Project)                  5.50%         3/1/00 (2)           2,075               2,159
Santa Barbara CA Redev. Agency (Central City Project)                  5.50%         3/1/01 (2)           2,215               2,322
Santa Rosa CA Waste Water Service Fac. Dist.                           6.20%         7/2/09 (2)           2,450               2,646
South Orange County CA Public Finance Auth.                            6.25%        8/15/99 (3)           2,000               2,115
South Orange County CA Public Finance Auth.                            7.00%         9/1/05 (1)           3,440               4,000
South Orange County CA Public Finance Auth.                            7.00%         9/1/07 (1)           1,000               1,185
South Orange County CA Public Finance Auth.                            7.00%         9/1/10 (1)           3,300               3,940
South Orange County CA Public Finance Auth.                            9.50%        8/15/04 (1)           4,395               5,816
Southern California Public Power Auth. (Palo Verde)                    7.00%         7/1/07 (2)           1,300               1,381
Southern California Rapid Transit Dist.                                6.00%         9/1/08 (2)           2,650               2,840
Sweetwater CA Water Rev.                                               7.00%         4/1/10 (2)           1,950               2,095
Tri-City CA Hosp. Dist.                                                5.50%        2/15/08 (1)           3,805               3,966
Tri-City CA Hosp. Dist.                                                5.50%        2/15/09 (1)           2,665               2,750
Tri-City CA Hosp. Dist.                                               5.625%        2/15/11 (1)           2,970               3,033
Tri-City CA Hosp. Dist.                                               5.625%        2/15/12 (1)           1,880               1,912
Tri-City CA Hosp. Dist. (Oceanside Hosp.)                              7.00%         2/1/05 (1)             915                 939
Tulare County CA COP                                                   5.70%       11/15/03 (1)           1,000               1,076
Tulare County CA COP                                                   5.80%       11/15/04 (1)           1,000               1,085
Univ. of California Board of Regents                                   6.00%         9/1/08 (1)           1,500               1,608
Univ. of California Board of Regents                                  10.00%         9/1/02 (1)           2,950               3,777
Univ. of California Board of Regents                                  12.00%         9/1/03 (2)           2,000               2,857
Univ. of California (Multiple Purpose Project)                         5.00%         9/1/11 (2)           7,000               6,821
Univ. of California (Multiple Purpose Project)                        10.00%         9/1/02 (2)           1,000               1,277
Univ. of California (Multiple Purpose Project)                        10.00%         9/1/03 (2)           2,000               2,626
Visalia Waste Water System Rev. of CA                                  6.00%        12/1/07 (1)           1,000               1,104
West Basin CA Water Dist.                                              6.80%         8/1/00 (2)(Prere.)   2,000               2,219
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)              6.00%         6/1/00 (1)           1,895               2,005
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)              6.00%         6/1/03 (1)           3,380               3,669
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)              6.00%         6/1/04 (1)           3,580               3,905
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)              6.00%         6/1/05 (1)           3,675               4,020
                                                                                                                      -------------
                                                                                                                            322,097
                                                                                                                      -------------

NON-INSURED (5.8%)
California Educ. Fac. Auth. (Univ. of Southern California)             5.60%        10/1/09  +            2,680               2,750
California Health Fac. Finance Auth. Rev. VRDO
  (Adventist Health System West Sutter Health)                         3.45%        12/5/96 LOC            1,500              1,500
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.)       4.15%        12/3/96 LOC            4,900              4,900
California RAN VRDO                                                    3.45%        12/4/96                  200                200
Irvine CA Assessment Dist. VRDO (Orange County)                        4.05%        12/3/96 LOC              300                300
Irvine CA Ranch Water Dist. VRDO                                       3.90%        12/3/96 LOC              500                500
Irvine CA Ranch Water Dist. VRDO                                       3.95%        12/3/96 LOC              400                400
Los Angeles CA Unified School Dist. TRAN                               4.50%        9/30/97                1,000              1,008
Sacramento County CA TRAN                                              4.50%        9/30/97                  900                907

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE              MARKET
                                                                                  MATURITY               AMOUNT              VALUE*
INSURED INTERMEDIATE-TERM PORTFOLIO                                   COUPON          DATE                (000)               (000)
-----------------------------------------------------------------------------------------------------------------------------------
Sacramento County CA VRDO (Administration Center &
  Courthouse Project)                                                  3.30%       12/5/96 LOC         $  1,400          $    1,400
San Diego CA Local Govt. Pooled TRAN COP                               4.75%       10/1/97                  600                 605
San Diego CA Unified School Dist. TRAN                                 4.75%       10/1/97                1,300               1,311
San Diego County CA TRAN                                              4.375%       9/30/97 LOC            1,600               1,610
Santa Clara County CA Finance Auth. Lease Rev. VRDO
  (VMC Fac. Replacement Project)                                       3.50%       12/4/96                1,200               1,200
Santa Clara County CA TRAN                                             4.50%        8/1/97                1,400               1,408
                                                                                                                        -----------
                                                                                                                             19,999
                                                                                                                        -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $328,992)                                                                                       342,096
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                          6,101
Liabilities                                                                                                                  (5,104)
                                                                                                                        -----------
                                                                                                                                997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 32,432,991 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                                                  $343,093
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                    $10.58
===================================================================================================================================
*See Note A in Notes to Financial Statements.
For explanations of abbreviations and other references, see page 25.


-----------------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         AMOUNT                 PER
                                                                                                          (000)               SHARE
-----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                        $329,810             $ 10.17
Undistributed Net Investment Income                                                                                              --
Accumulated Net Realized Gains--Note E                                                                      269                 .01
Unrealized Appreciation (Depreciation)--Note F
   Investment Securities                                                                                 13,104                 .40
   Futures Contracts                                                                                        (90)                 --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $343,093              $10.58
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE              MARKET
                                                                                     MATURITY           AMOUNT              VALUE*
MONEY MARKET PORTFOLIO                                                   COUPON          DATE            (000)               (000)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.2%)
----------------------------------------------------------------------------------------------------------------------------------
Alameda County CA TRAN                                                    4.50%        6/30/97         $30,000        $     30,092
Anaheim CA Public Improvement Corp. Lease COP VRDO
  (Refunding Project)                                                     3.40%       12/4/96 (2)       40,480              40,480
Anaheim City CA Electric Rev.                                             4.25%       10/1/97 (2)        5,500               5,518
California Educ. Fac. Auth. Rev. VRDO (California Institute               3.40%       12/5/96            4,400               4,400
  of Technology)
California GO                                                             8.90%        3/1/97            3,000               3,039
California Health Fac. Finance Auth. Rev. VRDO
  (Adventist Health System West Sutter Health)                            3.40%       12/5/96 LOC       16,900              16,900
California Health Fac. Finance Auth. Rev. VRDO
  (Catholic Health Care West)                                             3.35%       12/4/96 (1)       37,600              37,600
California Health Fac. Finance Auth. Rev. VRDO (Kaiser Permanente)        3.45%       12/4/96           47,900              47,900
California Health Fac. Finance Auth. Rev. VRDO
  (Memorial Health Services)                                              3.45%       12/4/96           10,600              10,600
California Health Fac. Finance Auth. Rev. VRDO (Pooled Program)           3.40%       12/4/96 LOC       22,800              22,800
California Health Fac. Finance Auth. Rev. VRDO
  (St. Francis Medical Center)                                            3.35%       12/4/96 (1)       41,500              41,500
California Health Fac. Finance Auth. Rev. VRDO
  (St. Francis Medical Center)                                            3.50%       12/4/96 (1)        8,100               8,100
California PCR Finance Auth. CP (Pacific Gas & Electric Co.)              3.65%      12/16/96 LOC        4,200               4,200
California PCR Finance Auth. VRDO (Exxon Project)                         4.00%       12/3/96            4,100               4,100
California PCR Finance Auth. VRDO (Pacific Gas & Electric Co.)            4.15%       12/3/96 LOC       71,900              71,900
California RAN                                                            4.50%       6/30/97           25,000              25,073
California RAN VRDO                                                       3.45%       12/4/96           60,900              60,900
California RAN VRDO                                                       3.50%       12/4/96            6,400               6,400
California School Cash Reserve Program Auth. (Pool)                       4.75%        7/2/97 (1)       13,000              13,062
California Statewide Communities Dev. Auth. COP VRDO
  (Memorial Health Services)                                              3.45%       12/4/96           12,000              12,000
California Statewide Communities Dev. Auth. COP VRDO
  (St. Joseph Health System Group)                                        3.95%       12/3/96            6,200               6,200
California Statewide Communities Dev. Auth. VRDO
  (Kaiser Foundation Hosp.)                                               3.45%       12/4/96            9,500               9,500
Contra Costa County CA TRAN                                               4.50%        7/3/97           26,005              26,105
East Bay CA Muni. Util. Dist. CP (Water Series)                           3.55%       2/25/97            7,150               7,150
Foothill CA Eastern Transp. Corridor Agency Toll Road Rev. VRDO           3.30%       12/5/96 LOC       17,100              17,100
Irvine CA Assessment Dist. VRDO (Irvine County)                           3.45%       12/4/96 LOC       37,602              37,602
Irvine CA Assessment Dist. Improvement Boards VRDO (Irvine County)        3.90%       12/3/96 LOC       15,385              15,385
Irvine CA Ranch Water Dist. VRDO                                          3.90%       12/3/96 LOC       19,650              19,650
Irvine CA Ranch Water Dist. VRDO                                          3.95%       12/3/96 LOC       35,100              35,100
Kern County CA TRAN                                                       4.50%       10/2/97            8,000               8,036
Kern County CA VRDO (Public Fac. Project)                                 3.35%       12/4/96 LOC       29,200              29,200
Livermore Valley CA Joint Unified School Dist. TRAN                       4.50%       9/24/97            7,500               7,531
Long Beach CA TRAN                                                        4.75%       10/9/97            6,500               6,540
Los Angeles CA Dept. of Water & Power CP                                  3.50%       2/27/97            7,350               7,350
Los Angeles CA Dept. of Water & Power CP                                  3.55%       2/25/97            7,000               7,000
Los Angeles CA Unified School Dist. TRAN                                  4.50%       6/30/97           11,500              11,552
Los Angeles CA Unified School Dist. TRAN                                  4.50%       9/30/97           28,000              28,130
Los Angeles CA Waste Water Systems CP                                     3.50%       2/27/97 LOC        5,000               5,000
Los Angeles City CA TRAN                                                  4.50%       6/19/97           12,000              12,033
Los Angeles County CA Metro. Transp. Auth. CP                             3.45%       12/2/96 LOC       12,400              12,400
Los Angeles County CA Metro. Transp. Auth. CP                             3.55%      12/19/96 LOC       11,000              11,000
Los Angeles County CA Metro. Transp. Auth. Sales Tax VRDO                 3.30%       12/5/96 (1)       28,300              28,300
Los Angeles County CA Transp. Comm. Sales Tax Rev. VRDO                   3.40%       12/4/96 (3)        6,200               6,200
Los Angeles County CA Pension Obligations VRDO                            3.40%       12/4/96 (2)       75,300              75,300
Los Angeles County CA TRAN                                                4.50%       6/30/97 LOC       30,000              30,107
Metro. Water Dist. of Southern California CP                              3.40%      12/13/96           12,800              12,800
Metro. Water Dist. of Southern California CP                              3.50%       3/13/97            4,000               4,000
Metro. Water Dist. of Southern California CP                              3.55%       2/25/97            2,000               2,000
Orange County CA Improvement Boards (Irvine Coast Assessment Dist.)       4.05%       12/3/96 LOC       29,700              29,700
Orange County CA Sanitation Dist. VRDO                                    3.30%       12/5/96 (2) LOC    7,405               7,405
Orange County CA Sanitation Dist. VRDO                                    3.90%       12/3/96 LOC       38,490              38,490

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE              MARKET
                                                                                 MATURITY               AMOUNT              VALUE*
MONEY MARKET PORTFOLIO                                                   COUPON      DATE                (000)               (000)
-----------------------------------------------------------------------------------------------------------------------------------
Orange County CA Sanitation Dist. VRDO                                    3.90%   12/3/96 (2) LOC      $24,160        $     24,160
Orange County CA Sanitation Dist. VRDO                                    3.90%   12/3/96 LOC              600                 600
Orange County CA Sanitation Dist. VRDO                                    4.05%   12/3/96 (3)           15,600              15,600
Otay CA Water Dist. COP VRDO (Capital Project)                            3.55%   12/4/96 LOC            6,000               6,000
Riverside County CA Public Fac. Project VRDO                              3.40%   12/3/96 LOC           16,225              16,225
Sacramento CA Muni. Util. Dist. Rev. TOB VRDO                             3.65%   12/5/96 (1)           12,185              12,185
Sacramento City CA TRAN                                                   4.75%  12/27/96                1,800               1,801
Sacramento County CA TRAN                                                 4.50%   9/30/97               16,500              16,575
Sacramento County CA VRDO
  (Administration Center & Courthouse Project)                            3.30%   12/5/96 LOC           25,325              25,325
San Bernardino CA Transp. Auth. Sales Tax Rev. VRDO                       3.45%   12/5/96 LOC           38,690              38,690
San Bernardino County CA COP VRDO
  (County Center Refinancing Project)                                     3.45%   12/4/96 LOC            9,100               9,100
San Bernardino County CA TRAN                                             4.50%   6/30/97 LOC           10,000              10,035
San Diego City CA TAN                                                     4.50%    7/2/97               13,425              13,482
San Diego County CA TRAN                                                 4.375%   9/30/97 LOC           23,100              23,210
San Francisco CA City & County TRAN                                       4.50%   10/8/97                5,000               5,031
San Francisco CA City & County Unified School Dist. TRAN                  4.50%   7/24/97               10,000              10,032
San Jose CA Rev. Merged Area Redev. Project VRDO                          3.95%   12/3/96 LOC            5,000               5,000
San Jose/Santa Clara CA Clean Water & Sewer Finance Auth. VRDO            3.40%   12/4/96 (3)            3,700               3,700
San Luis Obispo CA TRAN                                                   4.50%    7/8/97               10,000              10,035
San Mateo County CA TRAN                                                  4.50%    7/1/97               12,550              12,589
Santa Clara CA El Camino Hosp. Dist. Fac. Auth. Rev. Lease VRDO
  (Valley Medical Center Project)                                         3.45%   12/3/96 LOC           26,300              26,300
Santa Clara County CA TRAN                                                4.50%    8/1/97               36,800              36,938
Southern California Public Power Auth. VRDO
  (Southern Transmission Project)                                         3.40%   12/4/96 (2)           56,100              56,100
Southern California Public Power Auth. VRDO
  (Southern Transmission Project)                                         3.40%   12/4/96 (4)           20,000              20,000
Turlock CA Irrigation Dist. COP VRDO (Transmission Project)               3.50%   12/4/96 LOC            3,000               3,000
Ventura County CA TRAN                                                    4.75%    7/2/97               10,000              10,051
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $1,432,194)                                                                                  1,432,194
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                        15,867
Liabilites                                                                                                                  (4,966)
                                                                                                                       ------------
                                                                                                                            10,901
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 1,443,033,562 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                                              $ 1,443,095
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                    $1.00
===================================================================================================================================

* See Note A in Notes to Financial Statements.
For expanations of abbreviations and other references, see page 25.

-----------------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        AMOUNT                PER
                                                                                                         (000)               SHARE
-----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                    $ 1,443,173              $ 1.00
Undistributed Net Investment Income                                                                         --                  --
Accumulated Net Realized Losses--Note E                                                                    (78)                 --
Unrealized Appreciation                                                                                                         --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                          $ 1,443,095             $ 1.00
===================================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.
+ Security purchased on a when-issued or delayed delivery basis for which the Portfolio has not taken delivery as of November 30, 1996.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

---------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED NOVEMBER 30, 1996
                                                                      -----------------------------------------------------
                                                                        INSURED                INSURED
                                                                      LONG-TERM      INTERMEDIATE-TERM         MONEY MARKET
                                                                      PORTFOLIO              PORTFOLIO            PORTFOLIO
                                                                          (000)                  (000)                (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                            $55,403                $13,461             $45,020
                                                                        ---------------------------------------------------
    Total Income                                                         55,403                 13,461              45,020
                                                                        ---------------------------------------------------
EXPENSES
    The Vanguard Group--Note B
       Investment Advisory Services                                         124                     30                 159
       Management and Administrative                                      1,453                    378               1,802
       Marketing and Distribution                                           201                     69                 378
   Insurance Expense                                                          1                     --                  --
   Custodian Fees                                                            23                      9                  35
   Auditing Fees                                                              8                      7                   8
   Shareholders' Reports                                                     27                      5                  29
   Annual Meeting and Proxy Costs                                             6                      2                   6
   Trustees' Fees and Expenses                                                3                      1                   3
                                                                         --------------------------------------------------
       Total Expenses                                                     1,846                    501               2,420
       Expenses Paid Indirectly--Note C                                     (23)                   (18)                (35)
                                                                         --------------------------------------------------
       Net Expenses                                                       1,823                    483               2,385
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    53,580                 12,978              42,635
---------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                              9,494                    932                  22
  Futures Contracts                                                        (978)                  (146)                 --
---------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                         8,516                    786                  22
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                   4,887                  4,271                  --
  Futures Contracts                                                       2,106                    176                  --
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          6,993                  4,447                  --
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE  IN NET ASSETS RESULTING FROM OPERATIONS                   $69,089                $18,211             $42,657
===========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------------
                                                                INSURED                                INSURED
                                                               LONG-TERM                          INTERMEDIATE-TERM
                                                               PORTFOLIO                              PORTFOLIO
                                                   ----------------------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30,
                                                   ----------------------------------------------------------------------------
                                                           1996                1995                1996                   1995
                                                          (000)               (000)               (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                          $     53,580          $   50,834          $   12,978            $     8,062
    Realized Net Gain (Loss)                              8,516              (3,444)                786                   (322)
    Change in Unrealized Appreciation
      (Depreciation)                                      6,993             116,910               4,447                 12,089
                                                   ----------------------------------------------------------------------------
        Net Increase in Net Assets
           Resulting from Operations                     69,089             164,300              18,211                 19,829
                                                   ----------------------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                              (53,580)            (50,834)            (12,978)                (8,062)
     Realized Capital Gain                                   --                  --                  --                     --
                                                   ----------------------------------------------------------------------------
          Total Distributions                           (53,580)            (50,834)            (12,978)                (8,062)
                                                   ----------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                             193,541             203,465             194,699                142,574
     Issued in Lieu of Cash Distributions                35,791              34,047               9,727                  5,947
     Redeemed                                          (153,953)           (210,397)            (72,250)               (54,878)
                                                   ----------------------------------------------------------------------------
        Net Increase from Capital
            Share Transactions                           75,379              27,115             132,176                 93,643
     Total Increase                                      90,888             140,581             137,409                105,410
                                                   ----------------------------------------------------------------------------
NET ASSETS
     Beginning of Year                                  974,671             834,090             205,684                100,274
                                                   ----------------------------------------------------------------------------
     End of Year                                     $1,065,559            $974,671            $343,093               $205,684
===============================================================================================================================

(1) Shares Issued (Redeemed)
     Issued                                              17,449              19,004              18,763                 14,150
     Issued in Lieu of Cash Distributions                 3,216               3,152                 936                    584
     Redeemed                                           (13,877)            (19,770)             (6,973)                (5,429)
                                                   ----------------------------------------------------------------------------
        Net Increase in Shares Outstanding                6,788               2,386              12,726                  9,305
===============================================================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                  MONEY MARKET
                                                                                   PORTFOLIO
                                                                        --------------------------------
                                                                            YEAR ENDED NOVEMBER 30,
                                                                        --------------------------------
                                                                         1996                       1995
                                                                        (000)                      (000)
--------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                        $     42,635               $     40,549
    Realized Net Gain (Loss)                                               22                         60
    Change in Unrealized Appreciation (Depreciation)                       --                         --
                                                                 ----------------------------------------
       Net Increase in Net Assets Resulting from Operations            42,657                     40,609
                                                                 ----------------------------------------
DISTRIBUTIONS
    Net Investment Income                                             (42,635)                   (40,549)
    Realized Capital Gain                                                  --                         --
                                                                 ----------------------------------------
       Total Distributions                                            (42,635)                   (40,549)
                                                                 ----------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                          1,395,492                  1,118,819
    Issued in Lieu of Cash Distributions                               39,782                     37,820
    Redeemed                                                       (1,194,129)                (1,113,589)
                                                                 ----------------------------------------
       Net Increase from Capital Share Transactions                   241,145                     43,050
                                                                 ----------------------------------------
    Total Increase                                                    241,167                     43,110
                                                                 ----------------------------------------
NET ASSETS
    Beginning of Year                                               1,201,928                  1,158,818
                                                                 ----------------------------------------
    End of Year                                                    $1,443,095                 $1,201,928
=========================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                           1,395,492                  1,118,819
   Issued in Lieu of Cash Distributions                                39,782                     37,820
   Redeemed                                                        (1,194,129)                (1,113,589)
                                                                 ----------------------------------------
       Net Increase in Shares Outstanding                             241,145                     43,050
=========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

  The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios do not show a Portfolio Turnover Rate because securities purchased with less than one year to maturity are excluded from the calculation of turnover rates.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                 INSURED LONG-TERM PORTFOLIO
                                                                                   YEAR ENDED NOVEMBER 30,
                                                             -------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1996          1995           1994          1993             1992
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $11.27        $  9.92        $11.30         $10.89         $10.43
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                         .598           .602          .604           .604           .633
  Net Realized and Unrealized Gain (Loss) on Investments        .150          1.350        (1.228)          .609           .464
                                                             -------------------------------------------------------------------
      Total from Investment Operations                          .748          1.952         (.624)         1.213          1.097
                                                             -------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                         (.598)         (.602)        (.604)         (.604)         (.633)
  Distributions from Realized Capital Gains                       --             --         (.152)         (.199)         (.004)
                                                             -------------------------------------------------------------------
      Total Distributions                                      (.598)         (.602)        (.756)         (.803)         (.637)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $11.42         $11.27       $  9.92         $11.30         $10.89
================================================================================================================================

TOTAL RETURN                                                   6.91%         20.11%        -5.88%         11.53%         10.81%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                       $1,066           $975          $834         $1,074           $828
     Ratio of Total Expenses to Average Net Assets             0.19%          0.20%         0.19%          0.19%          0.24%
     Ratio of Net Investment Income to Average Net Assets      5.38%          5.59%         5.60%          5.38%          5.92%
     Portfolio Turnover Rate                                     23%            23%           28%            27%            54%
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                        INSURED INTERMEDIATE-TERM PORTFOLIO
                                                                       YEAR ENDED NOV. 30,
                                                                       ---------------------      MAR. 4* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                            1996          1995   NOV. 30, 1994
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.44       $  9.64         $10.00
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                 .508          .511           .346
    Net Realized and Unrealized Gain (Loss) on Investments                .140          .800          (.360)
                                                                        ------------------------------------
         Total from Investment Operations                                 .648         1.311          (.014)
                                                                        ------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                 (.508)        (.511)         (.346)
    Distributions from Realized Capital Gains                               --            --             --
                                                                        ------------------------------------
         Total Distributions                                             (.508)        (.511)         (.346)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $10.58        $10.44        $  9.64
============================================================================================================

TOTAL RETURN                                                             6.41%        13.88%         -0.19%
============================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                 $343          $206           $100
     Ratio of Total Expenses to Average Net Assets                       0.19%         0.21%        0.19%**
     Ratio of Net Investment Income to Average Net Assets                4.90%         5.05%        4.97%**
     Portfolio Turnover Rate                                               21%           11%             6%
------------------------------------------------------------------------------------------------------------

**Commencement of operations.
**Annualized.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                 MONEY MARKET PORTFOLIO
                                                                                 YEAR ENDED NOVEMBER 30,
                                                            -------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                  1996            1995          1994            1993           1992
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $1.00           $1.00         $1.00           $1.00         $1.00
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                    .033            .036          .026            .024          .029
     Net Realized and Unrealized Gain (Loss) on Investments     --              --            --              --            --
                                                             -----------------------------------------------------------------
         Total from Investment Operations                     .033            .036          .026            .024          .029
                                                             -----------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                    (.033)          (.036)        (.026)          (.024)        (.029)
     Distributions from Realized Capital Gains                  --              --            --              --            --
                                                             -----------------------------------------------------------------
          Total Distributions                                (.033)          (.036)        (.026)          (.024)        (.029)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $1.00           $1.00         $1.00           $1.00         $1.00
===============================================================================================================================

TOTAL RETURN                                                 3.32%           3.69%         2.59%           2.40%         2.97%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                     $1,443          $1,202        $1,159          $1,006          $794
     Ratio of Total Expenses to Average Net Assets           0.19%           0.20%         0.19%           0.19%         0.24%
     Ratio of Net Investment Income to Average Net Assets    3.27%           3.61%         2.57%           2.37%         2.92%
     Portfolio Turnover Rate                                   N/A             N/A           N/A             N/A           N/A
-------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard California Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund, and comprises the Insured Long-Term, Insured Intermediate-Term, and Money Market Portfolios. Each Portfolio invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of California.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Money Market Portfolio: investment securities are valued at amortized cost, which approximates market value. Other Portfolios:
Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The Insured Long-Term and Insured Intermediate-Term Portfolios may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The Portfolios may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolios may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolios and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At November 30, 1996, the Fund had contributed capital aggregating $258,000 to Vanguard (included in Other Assets), representing 1.3% of Vanguard's capitalization. The Fund's trustees and officers are also directors and officers of Vanguard.

C. The Fund's investment adviser may direct new issue portfolio purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the Fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the Fund's administrative expenses. The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 1996, directed brokerage and custodian fee offset arrangements reduced expenses by:

--------------------------------------------------------------------------------------------------------------
                                                   EXPENSE REDUCTION
                                                         (000)                                TOTAL EXPENSE
                                        --------------------------------------                REDUCTION AS A
                                        DIRECTED                     CUSTODIAN              PERCENT OF AVERAGE
PORTFOLIO                               BROKERAGE                      FEES                     NET ASSETS
--------------------------------------------------------------------------------------------------------------
Insured Long-Term                           --                           $23                         --
Insured Intermediate-Term                   $9                             9                       0.01%
Money Market                                --                            35                         --
------------------------------------------------------------------------------------------------------------

D. During the year ended November 30, 1996, purchases and sales of investment securities other than temporary cash investments were:

----------------------------------------------------------------------------
                                                      (000)
                                     ---------------------------------------
PORTFOLIO                            PURCHASES                       SALES
----------------------------------------------------------------------------
Insured Long-Term                     $290,646                      $210,454
Insured Intermediate-Term              175,840                        54,049
----------------------------------------------------------------------------

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. For federal income tax purposes, the Portfolios had the following capital gains available for distribution at November 30, 1996, or capital losses available to offset future capital gains:


-------------------------------------------------------------------------------------------------------------
                                                                                    CAPITAL LOSS
                                                                       --------------------------------------
                                   CAPITAL GAINS                                                 EXPIRATION
                                   AVAILABLE FOR                                               FISCAL YEAR(S)
                                   DISTRIBUTION                        AMOUNT                      ENDING
PORTFOLIO                              (000)                            (000)                    NOVEMBER 30
-------------------------------------------------------------------------------------------------------------
Insured Long-Term                       $8,540                            --                          --
Insured Intermediate-Term                  725                            --                          --
Money Market                                --                          $(84)                     2000-2003
-------------------------------------------------------------------------------------------------------------

     The Insured Long-Term and Insured Intermediate-Term Portfolios used capital loss carryforwards of $1,098,000 and $418,000, respectively, to offset taxable capital gains realized during the year ended November 30, 1996, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

F. At November 30, 1996, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

---------------------------------------------------------------------------------------------
                                                             (000)
                                     --------------------------------------------------------
                                     APPRECIATED         DEPRECIATED           NET UNREALIZED
PORTFOLIO                            SECURITIES           SECURITIES            APPRECIATION
---------------------------------------------------------------------------------------------
Insured Long-Term                      $78,096                --                   $78,096
Insured Intermediate-Term               13,104                --                    13,104
---------------------------------------------------------------------------------------------

     At November 30, 1996, the aggregate settlement value of open futures contracts expiring in March 1997, and the related unrealized depreciation were:

---------------------------------------------------------------------------------
                                                                 (000)
                                                      ---------------------------
                                                      AGGREGATE
                                        NUMBER OF     SETTLEMENT      UNREALIZED
PORTFOLIO/FUTURES CONTRACTS          SHORT CONTRACTS    VALUE        DEPRECIATION
---------------------------------------------------------------------------------
Insured Long-Term/
  U.S. Treasury Bond                       300           $34,763       $(265)

Insured Intermediate-Term/
  U.S. Treasury Note                       140            15,614         (90)
---------------------------------------------------------------------------------

     The market values of securities deposited as initial margin for open futures contracts by the Insured Long-Term and Insured Intermediate-Term Portfolios were $3,295,000 and $437,000, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Trustees of
Vanguard California Tax-Free Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Insured Long-Term Portfolio, Insured Intermediate-Term Portfolio, and Money Market Portfolio (constituting Vanguard California Tax-Free Fund, hereafter referred to as the "Fund") at November 30, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 31, 1996

SPECIAL 1996 TAX INFORMATION (UNAUDITED)
VANGUARD CALIFORNIA TAX-FREE FUND

This information for the fiscal year ended November, 30, 1996, is included pursuant to provisions of the Internal Revenue Code.

     The Insured Long-Term and Insured Intermediate-Term Portfolios designate $6,411,000 and $725,000, respectively, as capital gain dividends (from net long-term capital gains), which will be distributed in December 1996.

     Each Portfolio designates 100% of its income dividends as exempt-interest dividends.








All comparative mutual fund data are from Lipper Analytical Services, Inc. or
                     Morningstar unless otherwise noted.

TRUSTEES AND OFFICERS

JOHN  C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
                     and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
                     Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
                     Director of Sun Company, Inc. and Westinghouse Electric
                     Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
                     Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
                     University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
                     NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
                     Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
                     Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.;
                     Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of
                     The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.;
                     Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.;
                     Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and
                     Chief Financial Officer.

[PHOTO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard Funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Quantitative Portfolios
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS
   Vanguard International Growth Portfolio
   Vanguard/Trustees' Equity-International
     Portfolio

INDEX FUNDS
   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
   Vanguard Money Market Reserves
   Vanguard Admiral Funds

INCOME FUNDS
   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Fee Funds
     (CA, FL, NJ, NY, OH, PA)


Q750-11/96

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